SUPPLEMENT DATED DECEMBER 22, 2015

TO THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION
DATED FEBRUARY 27, 2015,
AS SUPPLEMENTED ON MAY 21, 2015, AUGUST 14, 2015, SEPTEMBER 11, 2015 AND
SEPTEMBER 24, 2015

AND

SUMMARY PROSPECTUS
DATED MAY 21, 2015, AS SUPPLEMENTED ON
AUGUST 14, 2015 AND SEPTEMBER 11, 2015

Arden Alternative Strategies II

Series of Arden Investment Series Trust

Capitalized terms used in this Supplement and not defined have the same meanings as set forth in the Prospectus and Statement of Additional Information. Please retain this Supplement for future reference.

On November 25, 2015 (“Shareholder Meeting”), the shareholders of the Fund voted to approve the reorganization of the Fund into Aberdeen Multi-Manager Alternative Strategies Fund, a newly created series of Aberdeen Funds to be managed by Aberdeen Asset Management Inc. (“AAMI”) using substantially similar investment strategies as the Fund (the “Reorganization”). It is anticipated that the Reorganization will occur in the first quarter of 2016.

At the Shareholder Meeting, the shareholders of the Fund also voted to approve an interim advisory agreement by and between the Trust, on behalf of the Fund, and AAMI (the “Interim Agreement”) in connection with the acquisition of Arden Asset Management LLC by AAMI (“Acquisition”), which is expected to occur by year-end. The Acquisition will result in the automatic termination of the Fund’s current investment advisory agreement between the Trust, on behalf of the Fund, and Arden (“Current Advisory Agreement”). The Interim Agreement will allow AAMI to serve as the investment adviser to the Fund until the Reorganization is completed. The terms of the Interim Agreement are identical to the Current Advisory Agreement except with respect to: (i) the replacement of Arden with AAMI; (ii) the effective and termination dates; (iii) the method of payment of the compensation under the Interim Agreement (i.e., the escrow provision included in the Interim Agreement as required by Rule 15a-4 under the 1940 Act); and (iv) certain immaterial changes. It is anticipated that all of the current portfolio managers of the Fund will continue to provide portfolio management services to the Fund under the Interim Agreement.

Similarly, the current Sub-Advisers that provide sub-advisory services to the Fund will continue to provide sub-advisory services to the Fund following the Acquisition until the Reorganization pursuant to interim sub-advisory agreements between each Sub-Adviser and AAMI (collectively, the Interim Sub-Advisory Agreements). The terms of the Interim Sub-Advisory Agreements are identical to the current sub-advisory agreements between the Fund and each Sub-Adviser except with respect to: (i) the replacement of Arden with AAMI; (ii) the effective and termination dates; and (iii) certain immaterial changes.